UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 4, 2022

ACKRELL SPAC PARTNERS I CO.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39821	83-3237047
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2093 Philadelphia Pike #1968 Claymont, DE	19703
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 560-4753

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one subunit and one-half of one warrant	ACKIU	The Nasdaq Stock Market LLC
Subunits included as part of the units, each consisting of one share of common stock, $.0001 par value, and one-half of one warrant	ACKIT	The Nasdaq Stock Market LLC
Redeemable warrants	ACKIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 15, 2021, Ackrell SPAC Partners I Co. (the “Company”) filed its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021 (the “Q3 Form 10-Q”), which included in Note 2, Revision of Prior Period Financial Statements (“Note 2”), a discussion of the revision to a portion of the Company’s previously issued financial statements for the classification of its public subunits (“Public Subunits”) (and the underlying shares of common stock) subject to redemption issued as part of the public units sold in the Company’s initial public offering (“IPO”) on December 23, 2020. The Company had previously classified a portion of its Public Subunits subject to redemption as permanent equity to maintain net tangible assets greater than $5,000,000 on the basis that the Company will consummate its initial business combination only if the Company has net tangible assets of at least $5,000,001. The Company’s management re-evaluated the conclusion and determined that the Public Subunits subject to redemption included certain provisions that require classification of Public Subunits subject to redemption should be treated as temporary equity regardless of the minimum net tangible assets required to complete the Company’s initial business combination. As a result, the Company corrected the error by revising its prior financial statements and reclassified all Public Subunits as temporary equity.

As described above, originally the Company determined the changes were not qualitatively material to the Company’s previously issued financial statements and revised its previously issued financial statements in Note 2 in its Q3 Form 10-Q. However, upon further consideration of the material nature of the changes, the Company determined the change in classification of the Public Subunits subject to redemption and change to its presentation of earnings per share are material quantitatively and the Company should restate its previously issued financial statements.

Therefore, on January 4, 2022, the audit committee of the board of directors of the Company determined that (i) the Company’s audited balance sheet as of December 23, 2020 (the “Audited Balance Sheet”) filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 30, 2020, as revised in the financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 filed with the SEC on May 24, 2021 (the “Q1 Form 10-Q”) ,  (ii) audited financial statements for the year ended December 31, 2020 (together with the Audited Balance Sheet, the “Affected Audited Financials”), as reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 31, 2021 (the “Form 10-K”), (iii) the Company’s unaudited financial statements contained in the Company’s Q1 Form 10-Q, (iv) the Company’s unaudited financial statements contained in the Company’s Quarterly Report on Form 10-Q for quarter ended June 30, 2021 filed with the SEC on August 23, 2021 (the “Q2 Form 10-Q”), and (v) the Company’s unaudited financial statements in the Q3 Form 10-Q (the “Q3 Form 10-Q”, together with the Q1 Form 10-Q and the Q2 Form 10-Q, the “Affected Form 10-Qs” ), should no longer be relied upon due to the reclassification described above. The Company intends to correct the error in an amendment to (1) the Form 10-K (to include restatements with respect to the Affected Audited Financials) (the “Amended Form 10-K”) and (2) each of the Affected Form 10-Qs (to include restatements with respect to the financial statements in the Affected Form 10-Qs) (collectively, the “Amended Form 10-Qs”).

The Company’s management has concluded that in light of the classification error described above, a material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective for the affected periods covered by the Form 10-K and Affected Form 10-Qs. The Company’s remediation plan with respect to such material weakness will be described in more detail in the Amended Form 10-K and the Amended Form 10-Qs.

The Company does not expect the changes described above to have any impact on its cash position or the balance held in the trust account.

The Company’s management and the audit committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with UHY LLP, the Company’s independent registered public accounting firm.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the impact of the Company’s restatement of certain historical financial statements, the Company’s cash position and cash held in the Trust Account and any proposed remediation measures with respect to identified material weaknesses. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACKRELL SPAC PARTNERS I CO.

By:	/s/ Long Long
	Name:	Long Long
	Title:	Chief Financial Officer

Dated: January 10, 2022